SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 19, 1997

                           CORNERSTONE PROPERTIES INC.
             (Exact name of registrant as specified in its charter)

            Nevada                  0-10421            74-2170858
(State or other jurisdiction of   (Commission        (IRS Employer
        incorporation)           File Number)      Identification No.)

                           Cornerstone Properties Inc.
                                    Tower 56
                              126 East 56th Street
                               New York, NY 10022
                    (Address of principal executive offices)

                                 (212) 605-7100
                         (Registrant's telephone number,
                              including area code)

The registrant hereby updates Item 7 of its Current Report on Form 8-K, dated August 21, 1997, as set forth in the pages attached hereto.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.
        ------------------------------------------------------------------

        Included herewith are the following financial statements reflecting the acquisition of One Ninety One Peachtree Tower, Market Square Office Building, Five Hundred Boylston Street Office Building, Two Twenty Two Berkeley Street Office Building, Charlotte Office Tower, 200 Galleria, 99 Canal Center, 11 Canal Center, Transpotomac Plaza, Building Five and the Dearborn Land (the "Properties").


Condensed Consolidated Pro Forma Balance Sheet at September 30, 1997         F-1

Condensed Consolidated Pro Forma Statement of Operations for the nine
months ended September 30, 1997                                              F-2

Condensed Consolidated Pro Forma Statement of Operations for the year
ended December 31, 1996                                                      F-3

Notes to Condensed Consolidated Pro Forma Financial Statements               F-4

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
               INFORMATION PURSUANT TO RULE 3-14 OF REGULATION S-X


      MANAGEMENT ASSESSMENT

      Management's assessment of the Properties prior to acquisition includes, but is not limited to, the quality of the tenant base, regional demographics, the competitive environment, operating expenses and local property taxes. In addition, the physical aspect of the Properties, location, condition and quality of design and construction are evaluated. Management also conducts engineering and environmental studies. All factors, when viewed in their entirety, have met management's acquisition criteria. Management is not aware of any material factors relating to the acquisitions other than those discussed above.

      ESTIMATES OF TAXABLE OPERATING INCOME AND
      FUNDS GENERATED FROM OPERATIONS

      No income taxes have been provided because Cornerstone Properties Inc. is taxed as a real estate investment trust under the provisions of the Internal Revenue Code. Accordingly, Cornerstone does not pay Federal income tax whenever income distributed to stockholders is equal to at least 95% of real estate investment trust taxable income and certain other conditions are met.

      The following presents an estimate of cash generated from operations from the Properties for the year ended December 31, 1996 based on the Combined Statements of Revenues and Certain Operating Expenses. These estimated results do not purport to present expected results of operations for the Properties in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.

                                           Cash Generated From Operations
                                           For the year ended December 31, 1996
                                           ------------------------------------
                   Revenue in excess of
                   certain operating
                   expenses                            $85,006,000
                   Straight line rent
                   adjustment                            3,849,000
                                                       -----------
                   Total                               $88,855,000
                                                       ===========

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              CORNERSTONE PROPERTIES INC.
                              (Registrant)

                              By: /s/ John S. Moody.
                                      John S. Moody, President
                                      and Chief Executive Officer

                              Date:  December 19, 1997


                              By: /s/ Thomas P. Loftus.
                                      Thomas P. Loftus, Vice President
                                      and Controller
                                      (Principal Accounting Officer)

                              Date:  December 19, 1997


                              By: /s/ Kevin P. Mahoney.
                                      Kevin P. Mahoney, Vice President
                                      and Treasurer
                                      (Principal Financial Officer)

                              Date:  December 19, 1997



                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET
                            AS OF SEPTEMBER 30, 1997
                             (Amounts in thousands)
                                  (UNAUDITED)
                                                                          (2)
                                                                      Previously
                                                       Historical      Reflected               Pro Forma
                                                       Cornerstone    Adjustments              Cornerstone
                                                       --------------------------              -----------
Assets
     Real estate investments                           $ 875,714      $ 1,094,870              $ 1,970,584
     Less: Accumulated depreciation                      219,881           -                       219,881
                                                       --------------------------              -----------
     Real estate investments                             655,833        1,094,870                1,750,703
     Other assets                                        316,152         (199,382)                 116,770
                                                       --------------------------              -----------
     Total assets                                      $ 971,985      $   895,488              $ 1,867,473
                                                       ==========================              ===========
Liabilities
     Long term debt                                    $ 366,830      $   250,000              $   616,830
     Other liabilities                                    84,528           67,548                  152,076
                                                       --------------------------              -----------
     Total liabilities                                   451,358          317,548                  768,906
                                                       --------------------------              -----------

Minority interest                                        (17,356)          30,940                   13,584
Redeemable preferred stock                                  -                -                         -

Stockholders' investment                                 537,983          547,000                1,084,983
                                                       --------------------------              -----------
Total Liabilities and stockholders' investment         $ 971,985      $   895,488              $ 1,867,473
                                                       ==========================              ===========


                                                                           F-1


                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
            CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                 (Amounts in thousands, except per share data)
                                   (UNAUDITED)

                                                                                     (3)
                                                                              Recent Acquisition
                                                                      (2)       3rd Qtr Update
                                                                 Previously  -----------------------
                                                 Historical      Reflected   Operations   Equity in      Pro Forma    Pro Forma
                                                 Cornerstone     Adjustments  Activity    Earnings      Adjustments  Cornerstone

Revenues
     Office and parking rentals                   $ 103,237      $ 39,261     $ 27,507    $ (14,249)   $    90  (4)   $ 155,846
     Equity in earnings of joint ventures               -           2,816          -         10,264     (9,313) (5)       3,767
     Interest and other income                        8,432        13,553        4,253         (425)     4,980  (6)      30,793
                                                  ------------------------------------------------------------------------------
           Total Revenues                           111,669        55,630       31,760       (4,410)    (4,243)         190,406
                                                  ------------------------------------------------------------------------------
Expenses
     Building operating expenses                     40,246        16,471        9,888       (4,410)      (112) (7)      62,083
     Interest expense                                22,395        11,037          -                     5,720  (8)      39,152
     Depreciation and amortization                   20,865         5,728          -                     2,793  (9)      29,386
     General and administrative                       5,134           250          -                       125            5,509
                                                  ------------------------------------------------------------------------------
           Total Expenses                            88,640        33,486        9,888       (4,410)     8,526          136,130
                                                  ------------------------------------------------------------------------------
Other income (expenses)
     Net gain (loss) on interest rate swap               99            -           -                       -                 99
     Minority Interest                               (1,408)       (1,000)         -                      (609) (10)    (3,017)
                                                  -------------------------------------              --------------------------
Income (loss) before extraordinary loss           $  21,720      $ 21,144     $ 21,872               $ (13,378)       $ 51,358
                                                  =====================================              ===========================
Extraordinary Loss                                      (54)          -         -                          -               (54)
Net Income (Loss)                                 $  21,666      $ 21,144     $ 21,872               $ (13,378)       $ 51,304
                                                  =====================================              ===========================
Preferred Dividends                                   9,285        (6,660)         -                                     2,625
Income available for Common Stockholders          $  12,381      $ 27,804     $ 21,872               $ (13,378)       $ 48,679
                                                  =====================================              ===========================
Income Before Extraordinary
Loss per Share                                    $    0.37                                                           $   0.59
                                                  =========                                                           ========
Net Income per Share                              $    0.37                                                           $   0.59
                                                  =========                                                           ========
Weighted Shares Outstanding                          33,494                                                             82,792
                                                  =========                                                           ========

                                                                                F-2


                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
            CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                 (Amounts in thousands, except per share data)
                                   (UNAUDITED)

                                                                   (1)         (2)
                                                                Previously   Previously
                                                 Historical     Reflected    Reflected        Pro Forma
                                                 Cornerstone*   Adjustment   Adjustment      Cornerstone
                                                 --------------------------------------------------------
Revenues
     Office and parking rentals                   $ 111,494      $  22,098     $  74,359       $ 207,951
     Equity in earnings of joint ventures               -              -           6,832           6,832
     Interest and other income                        5,414           (374)       32,901          37,941
                                                  -------------------------------------------------------
           Total Revenues                           116,908         21,724       114,092         252,724
                                                  -------------------------------------------------------
Expenses
     Building operating expenses                     44,188          9,505        30,353          84,046
     Interest expense                                31,735         (1,625)       22,881          52,991
     Depreciation and amortization                   24,316          3,028        11,171          38,515
     General and administrative                       6,407            -             500           6,907
                                                  -------------------------------------------------------
           Total Expenses                           106,646         10,908        64,905         182,459
                                                  -------------------------------------------------------
Other income (expenses)
     Net gain (loss) on interest rate swap            4,278            -             -             4,278
     Minority Interest                               (1,519)           -          (1,986)         (3,505)
                                                  -------------------------------------------------------
Income (loss) before extraordinary loss           $  13,021      $  10,816     $  47,201       $  71,038
                                                  =======================================================

Extraordinary Loss                                   (3,925)           -             -            (3,925)

Net Income (Loss)                                 $   9,096      $  10,816     $  47,201       $  67,113
                                                  =======================================================
Preferred Dividends                                   5,153         11,667       (13,320)          3,500
Income available for Common Stockholders              3,943      $    (851)    $  60,521       $  63,613
                                                  =======================================================
Income Before Extraordinary
Loss per Share                                    $    0.39                                    $    0.82
                                                  ==========                                   ==========
Net Income per Share                              $    0.19                                    $    0.77
                                                  ==========                                   ==========
Weighted Shares Outstanding                          20,411         14,000        47,771          82,182
                                                  ==========                                   ==========

* Certain prior period amounts have been reclassified to conform to the September 30, 1997 financial statement presentation.


                                                                             F-3

                CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
                        NOTES TO PRO FORMA CONDENSED
                     CONSOLIDATED FINANCIAL STATEMENTS


The unaudited condensed consolidated pro forma statements of operations are presented as if the Property Acquisition, the Company's offering of Common Stock in April 1997, the sale and conversion of Cornerstone's 8% Preferred Stock and 8% Preferred Stock, Series A, the Company's repayment of a $32.5 million term loan from Deutsche Bank and the acquisition of two properties in New York City, the property in Oakbrook Terrace, Illinois and the property in Pittsburgh had occurred as of January 1, 1996. The unaudited condensed consolidated pro forma balance sheet is presented as if the Property Acquisition had occurred at September 30, 1997. The pro forma condensed consolidated financial statements are not necessarily indicative of results of operations or the consolidated financial position that would have resulted had the aforementioned transactions been consummated at the dates indicated.


(1)Represents the adjustments for Cornerstone's Offering of Common Stock in April 1997, the sale of the Company's 8% Cumulative Convertible Preferred Stock and 8% Cumulative Convertible Preferred Stock, Series A, the Company's repayment of a $32.5 million term loan from Deutsche Bank and the acquisition of One Lincoln Centre, The Frick Building and 527 Madison Avenue previously reflected in Prospectus Supplement dated April 15, 1997.

(2)Represents the adjustments for the Property Acquisition previously reflected in the Proxy Statement dated September 23, 1997.

(3)Represents the third quarter 1997 income statement activity and equity in earnings of the Property Acquisition.

(4)Represents the third quarter 1997 straight line rent adjustment for the consolidated properties of the Property Acquisition.

(5)Represents the third quarter 1997 straight line rent for the non consolidated properties ($969,500), the third quarter 1997 depreciation of the non consolidated properties (-$2,487,500) and the third quarter 1997 mortgage interest expense on the non consolidated properties (-$7,794,500)

(6)Represents the third quarter 1997 mortgage interest income from the non consolidated properties ($7,794,500) and the third quarter 1997 interest earned on the Company's Offering of Common Stock in April 1997 (-$2,815,000).

(7)Represents the third quarter 1997 asset management fees paid by certain Property Acquisition properties to the Company, which are eliminated.

(8)Represents the third quarter 1997 interest expense related to the Property Acquisition ($5,720,250).

(9)Represents   the  third  quarter  1997   depreciation   adjustment   for  the
   consolidated properties of the Property Acquisition.

(10) Represents the third quarter 1997 Property Acquisition minority interest in net operating income, straight line rent and depreciation.



                                      F-4